UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2018

GASTAR EXPLORATION INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35211	38-3531640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 LAMAR STREET, SUITE 650

HOUSTON, TEXAS 77010

(Address of principal executive offices)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

Term Loan Amendment

On June 29, 2018, Gastar Exploration Inc. (the “Company”), together with the parties thereto, executed an Amendment No. 4 and Limited Waiver to the Third Amended and Restated Credit Agreement among the Company, as borrower, the subsidiary guarantors party thereto, the lenders party thereto and Wilmington Trust, National Association (“Wilmington”), as Administrative Agent (“Amendment No. 4 and Limited Waiver”). Amendment No. 4 and Limited Waiver among other things, provides for the waiver of certain inadvertent defaults under the Term Loan and prohibits the Company from making cash dividends or distributions on or with respect to its capital stock, other than cash dividends on its 8.625% Series A Preferred Stock and its 10.75% Series B Preferred Stock declared for the month of June 2018.

A copy of Amendment No. 4 and Limited Waiver is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of Amendment No. 4 and Limited Waiver herein does not purport to be complete and is qualified in its entirety by reference to the complete text of Amendment No. 4 and Limited Waiver.

Supplemental Indenture

On June 29, 2018, Company, the subsidiary guarantor named therein and Wilmington, entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”), which supplements the Indenture dated March 3, 2017 by and among the Company, the subsidiary guarantor named therein, and Wilmington. The Second Supplemental Indenture, among other things, provides for the waiver of certain inadvertent defaults and prohibits the Company and its subsidiary from making cash dividends or distributions on or with respect to its capital stock, other than cash dividends on its 8.625% Series A Preferred Stock and its 10.75% Series B Preferred Stock declared for the month of June 2018.

A copy of the Second Supplemental Indenture is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The description of the Second Supplemental Indenture herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Supplemental Indenture.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.	Description of Document

10.1	Amendment No. 4 and Limited Waiver to Third Amended and Restated Credit Agreement, dated as of June 29, 2018, among Gastar Exploration Inc., as borrower, certain subsidiaries of borrower, as guarantors, the lenders party thereto and Wilmington Trust, National Association, as administrative agent.

10.2	Second Supplemental Indenture, dated as of June 29, 2018, between Gastar Exploration Inc. and Wilmington Trust, National Association, as trustee and collateral trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2018

GASTAR EXPLORATION INC.

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Senior Vice President and Chief Financial Officer

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